Exhibit 99.1

NEWS RELEASE

Company Contact:

Neil Stinchcombe, CMO

Cerberus Sentinel

480-500-7294

Neil.Stinchcombe@cerberussentinel.com

Public Relations Contact:

Cathy Morley Foster

Eskenzi PR

925-708-7893

cathy@eskenzipr.com

Corporate Communications

IBN (InvestorBrandNetwork)

Los Angeles, California

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Editor@InvestorBrandNetwork.com

Cerberus Sentinel announces acquisition of CUATROi

U.S. cybersecurity services firm expands services in Latin America

Scottsdale, Ariz. Aug. 29, 2022 – Cerberus Cyber Sentinel Corporation (NASDAQ: CISO), an industry leader as a managed cybersecurity and compliance provider, based in Scottsdale, Ariz., announced that it has completed the acquisition of CUATROi, a cloud, managed services provider & cybersecurity company with headquarters in Santiago, Chile, and offices in Bogotá, Colombia and Lima, Peru. Under the terms of the agreement, CUATROi became a wholly owned subsidiary of Cerberus Sentinel.

CUATROi is a secured managed services provider to organizations throughout South America. Alejandro Torchio, CEO of CUATROi, will continue to manage the company’s team of professionals and will work closely with the leadership team in Latin America.

“CUATROi is an excellent cultural fit with the Cerberus Sentinel family of companies,” said David Jemmett, CEO and founder of Cerberus Sentinel. “Cybersecurity is a worldwide problem that requires global capabilities to address the security demands of businesses and organizations. CUATROi has been partners with our Arkavia Networks team, also based in Santiago, Chile, for several years. They are a great addition to our growth strategy throughout Latin America.”

“We are very pleased to be part of the Cerberus Sentinel family of companies, a worldwide company and a global leader in cybersecurity, whose culture is similar to CUATROi. I want to thank the entire CUATROi team at the regional level who, through teamwork, managed to position ourselves regionally as a technological partner for our clients. I am sure that this will be a great opportunity for all of us to be part of a world-class company like Cerberus Sentinel,” said Alejandro Torchio, CEO, CUATROi.

CUATROi will continue to be based in Chile.

About Cerberus Sentinel

Cerberus Sentinel is an industry leader as a managed cybersecurity and compliance provider. The company is rapidly expanding by acquiring world-class cybersecurity, secured managed services, and compliance companies with top-tier talent that utilize the latest technology to create innovative solutions to protect the most demanding businesses and government organizations against continuing and emerging security threats and compliance obligations.

Safe Harbor Statement

This news release contains certain statements that may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our belief that CUATROi is an excellent cultural fit with the Cerberus Sentinel family of companies; and our belief that CUATROi is a great addition to our growth strategy throughout Latin America. These statements are often, but not always, made through the use of words or phrases such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “predict,” “plan,” “project,” “continuing,” “ongoing,” “potential,” “opportunity,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar words or phrases. These statements reflect our current views, expectations, and beliefs concerning future events and are subject to substantial risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, risks related to our ability to raise capital; our ability to increase revenue and cash flow and become profitable; our ability to recruit and retain key talent; our ability to identify and consummate acquisitions; our ability to acquire, attract, and retain clients; and other risks detailed from time to time in the reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2021. You should not place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, we assume no obligation and do not intend to update any forward-looking statements, whether as a result of new information, future developments, or otherwise.